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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
CapRock Communications Corp.
(formerly IWL Holdings Corp.):

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                             KPMG LLP

Dallas, Texas
July 29, 1999